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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                 MARCH 25, 2002
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                Date of Report (Date of earliest event reported)


                                WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)



                 DELAWARE                                  0-24975                               94-3236644
      -------------------------------             ------------------------          ------------------------------------
      (State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification No.)
              incorporation)
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                            669 RIVER DRIVE, CENTER 2
                       ELMWOOD PARK, NEW JERSEY 07407-1361
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          (Address of principal executive offices, including zip code)


                                 (201) 703-3400
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              (Registrant's telephone number, including area code)



      --------------------------------------------------------------------
             (Former name or address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On March 25, 2002, the Registrant issued a press release announcing that it has agreed to sell $300 million aggregate principal amount of 3.25% Convertible
Subordinated Notes due 2007 in a private offering. The Registrant has also granted the initial purchaser an option to purchase up to an additional $45 million aggregate principal amount of Notes to cover over-allotments. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibit is filed herewith:

         99.1     Press Release issued by WebMD Corporation dated March 25,
                  2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WEBMD CORPORATION



         Dated: March 26, 2002            By:      /s/ Lewis H. Leicher
                                             ---------------------------------
                                               Lewis H. Leicher
                                               Senior Vice President


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                                  EXHIBIT INDEX


99.1        Press Release issued by WebMD Corporation dated March 25, 2002.